29,374,911 Shares

                           AMERICAN TOWER CORPORATION

                 Class A Common Stock, par value $.01 per share


                             UNDERWRITING AGREEMENT




                                                         July 1, 1998



Credit Suisse First Boston Corporation,
BT Alex. Brown Incorporated,
Lehman Brothers Incorporated,
Morgan Stanley & Co. Incorporated,
Bear, Stearns & Co. Inc.,
Merrill Lynch, Pierce, Fenner & Smith
                  Incorporated, and
Smith Barney, Inc.,

As Representatives of the Several Underwriters (the "Representatives"), c/o Credit Suisse First Boston Corporation,
Eleven Madison Avenue
New York, N.Y. 10010-3629.

Dear Sirs:

         1. Introductory. American Tower Corporation, formerly known as American Tower Systems Corporation, a Delaware corporation ("Company"), proposes to issue and sell 25,500,000 shares of its Class A Common Stock, par value $.01 per share ("Class A Common Stock" or "Securities"), and the stockholders listed in
Schedule A hereto and the stockholders listed in Schedule B hereto (collectively, "Selling Stockholders") propose severally to sell an aggregate of 3,874,911 outstanding shares of the Securities (such 29,374,911 shares of Securities being hereinafter referred to as the "Firm Securities"). The Company also proposes to sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 2,361,987 additional shares of its Securities, as set forth below (such 2,361,987 additional shares being hereinafter referred to as the "Optional Securities"). The Firm Securities and the Optional Securities are herein collectively called the "Offered Securities". The Company and the Selling Stockholders hereby agree with the several Underwriters named in Schedule C hereto ("Underwriters") as hereinafter set forth.

         2. Representations and Warranties of the Company and the Selling Stockholders. (a) The Company represents and warrants to, and agrees with, the several Underwriters that:

                  (i) A registration  statement (No.  333-52481) relating to the
         Offered Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission ("Commission") and either (A) has been declared effective under the Securities Act of 1933 ("Act") and is not proposed to be amended or (B) is proposed to be amended by amendment or post-effective amendment. If such registration statement (the "initial registration statement") has been declared effective, either (A) an additional registration statement (the "additional registration statement") relating to the Offered Securities may have been filed with the Commission pursuant to Rule 462(b) ("Rule 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Offered Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (B) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("Rule 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "Effective Time" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (A) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (B) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, "Effective Time" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "Effective Date" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("Rule 430A(b)") under the Act, is hereinafter referred to as the "Initial Registration Statement". The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "Additional Registration Statement". The Initial Registration Statement and the Additional Registration Statement are hereinafter referred to collectively as the "Registration Statements" and individually as a "Registration Statement". The form of prospectus relating to the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act or (if no such filing is required) as included in a Registration Statement, is hereinafter referred to as the "Prospectus". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

                  (ii)  If  the  Effective  Time  of  the  Initial  Registration
         Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission ("Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading (in light of the circumstances under which it was made, in the case of the Prospectus), and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein.

                  (iii) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification.

                  (iv) Each subsidiary of the Company has been duly incorporated (or formed, as the case may be) and is an existing corporation (or limited partnership or limited liability company, as the case may be) in good standing under the laws of the jurisdiction of its incorporation or formation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification except where failure to so qualify would not, individually or in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole; all of the issued and outstanding capital stock (or partnership or other equity interests) of each subsidiary of the Company has been duly authorized and validly issued and is fully paid (except for any general partnership interest) nonassessable; and, except for the pledge pursuant to the Credit Agreements (as defined herein) as disclosed in the Prospectus, the capital stock (and partnership and other equity interests) of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects.

                  (v) The Offered Securities and all other outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description thereof contained in the Prospectus; the merger (the "ATC' Merger") of American Tower Corporation, a Delaware corporation ("ATC") into the Company as described in the Prospectus has been consummated. The Offered Securities and all other outstanding shares of capital stock of the Company have been duly authorized; all outstanding shares of capital stock of the Company (including the Offered Securities being sold by the Selling Stockholders) are, and, when the Offered Securities being sold by the Company have been delivered and paid for in accordance with this Agreement on each Closing Date (as defined below), such Offered Securities will have been, validly issued, fully paid and nonassessable, and conform or will conform to the descriptions thereof contained in the Prospectus; and the stockholders of the Company do not and will not have any preemptive rights with respect to any of such securities.

                  (vi) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the offering of the Offered Securities.

                  (vii) Except as disclosed in the Prospectus, there are no contracts, agreements or under standings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any outstanding securities of the Company (that will remain outstanding after the Closing Date) owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

                  (viii) The Securities, including the Offered Securities, have been approved for listing, subject in the case of the Offered Securities being sold by the Company, to notice of issuance, on the New York Stock Exchange ("NYSE").

                  (ix) No consent, approval, authorization, order or waiver of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Company or any subsidiary of the Company for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Offered Securities, except
         (i) such as have been obtained and made under the Act and (ii) such as may be required under state securities laws.

                  (x) The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not, result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation, order or policy of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, the Credit Agreements (as defined herein) or any other agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound, or to which any of the properties of the Company or any such subsidiary is subject, or the charter or by-laws (or other constituent document) of the Company or any such subsidiary.

                  (xi) This Agreement has been duly authorized, executed and delivered by the Company.

                  (xii) Except as disclosed in the Prospectus or as would not, individually or in the aggregate have a material adverse effect on the Company or its subsidiaries taken as a whole, the Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Prospectus, the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

                  (xiii) No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent that might have a material adverse effect on the Company and its subsidiaries taken as a whole.

                  (xiv) The Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole.

                  (xv) Neither the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole; and the Company is not aware of any pending investigation which might lead to such a claim.

                  (xvi) There are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the condition (financial or other), business, prospects or results of operations of the Company and its subsidiaries taken as a whole, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and, except as disclosed in the Prospectus, no such actions, suits or proceedings are threatened or, to the Company's knowledge, contemplated.

                  (xvii) The financial statements included in the Registration Statements and Prospectus present fairly the financial position of the Company and its consolidated subsidiaries and the other entities named therein as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; and the schedules included in the Registration Statements present fairly the information required to be stated therein.

                  (xviii) Except as disclosed in the Prospectus, since the date of the latest audited financial statements included in the Prospectus there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                  (xix) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940.

                  (b) Each Selling Stockholder severally represents and warrants to, and agrees with, the several Underwriters that:

                  (i) Such Selling Stockholder has and on the First Closing Date hereinafter mentioned will have valid and unencumbered title to the Offered Securities to be delivered by such Selling Stockholder on such Closing Date and full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Offered Securities to be delivered by such Selling Stock holder on such Closing Date hereunder; and upon the delivery of and payment for the Offered Securities on such Closing Date hereunder the several Underwriters will acquire valid and unencumbered title to the Offered Securities to be delivered by such Selling Stockholder on such Closing Date.

                  (ii) All information furnished, or to be furnished, in writing to the Company by the Selling Stockholder regarding the Selling Stockholder specifically for use in the Registration Statement is on the date of this Agreement, and will be on the Closing Date, true and correct in all material respects and does not on the date of this Agreement, and will not on the Closing Date, contain any untrue statement of a material fact or omit any material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (iii)  The  execution,   delivery  and   performance  of  this
         Agreement  by such  Selling  Stockholder,  the  sale  by  such  Selling
         Stockholder of the Offered Securities to be sold by such Selling Stockholder and the consummation by such Selling Stockholder of the transactions contemplated by this Agreement will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, rule, regulation or order of any governmental agency or body or any court having jurisdiction over such Selling Stockholder or any of its properties, or any agreement or instrument to which such Selling Stockholder is a party or by which it is bound or to which any of its properties is subject, or the constituent documents, if any, of such Selling Stockholder.

                  (iv) No consent, approval, authorization, order or waiver of, or filing with, any governmental agency or body or any court is required to be obtained or made by such Selling Stockholder for the sale of the Offered Securities to be sold by such Selling Stockholder or the consummation of the transactions contemplated by the power of attorneys or related Custody Agreements or this Agreement, except such as have been obtained and made under the Act.

                  3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and each
Selling Stockholder agree, severally and not jointly, to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company and each Selling Stockholder, at a purchase price of $22.50 per share, that number of Firm Securities (rounded up or down, as determined by Credit Suisse First Boston Corporation ("CSFBC") in its discretion, in order to avoid fractions) obtained by multiplying 25,500,000 Firm Securities in the case of the Company and the number of Firm Securities set forth opposite the name of such Selling Stockholder in Schedule A hereto, in the case of a Selling Stockholder, in each case by a fraction the numerator of which is the number of Firm Securities set forth opposite the name of such Underwriter in Schedule B hereto and the denominator of which is the total number of Firm Securities.

                  Certificates in negotiable form for any Common Stock of the Company to be sold by Selling Stockholders hereunder have been placed in custody, for delivery under this Agreement, under custody agreements (the "Custody Agreements") made with Harris Trust and Savings Bank, as custodian (the "Custodian"). Each Selling Stockholder agrees that the shares represented by the certificates held in custody for the Selling Stockholders under the Custody Agreements are subject to the interests of the Underwriters hereunder, that the arrangements made by the Selling Stockholders for such custody are to that extent irrevocable, and that the obligations of the Selling Stockholders hereunder shall not be terminated by operation of law, whether by the death of any individual Selling Stockholder or the occurrence of any other event, or in the case of a trust, by the death of any trustee or trustees or the termination of such trust, or in the case of a corporation or partnership, by the dissolution or liquidation of such corporation or partnership, or the occurrence of any other event. If any individual Selling Stockholder or any such trustee or trustees should die, or if any such corporation or partnership should be dissolved or liquidated or if any other such event should occur, or if any of such trusts should terminate, before the delivery of the Offered Securities hereunder, certificates for such Offered Securities shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement and the Custody Agreements as if such death, dissolution, liquidation or other event or termination had not occurred, regardless of whether or not the Custodian shall have received notice of such death, dissolution, liquidation or other event or termination.

                  The Company and the Custodian will deliver the Firm Securities to the Representatives for the accounts of the Underwriters, against payment of the purchase price in Federal (same day) Funds by wire transfer in U.S. Dollars to an account at a bank acceptable to CSFBC drawn to the order of the Company in the case of 25,500,000 shares of Firm Securities and to the order of the Custodian in the case of 3,874,911 shares of Firm Securities, at the office of Sullivan & Cromwell, 125 Broad Street, New York, New York at 9:30 A.M., New York time, July 8, 1998 or at such other date and time not later than seven full business days thereafter as CSFBC and the Company determine, such time being herein referred to as the "First Closing Date." The certificates for the Firm Securities so to be delivered will be in definitive form, in such denominations and registered in such names as CSFBC requests and will be made available for checking and packaging at the New York office of Harris Trust and Savings Bank at least 24 hours prior to the First Closing Date.

                  In addition, upon written notice from CSFBC given to the Company from time to time not more than thirty days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per share to be paid for the Firm Securities. The Company agrees to sell to the Underwriters the number of Optional Securities specified in such notice and the Underwriters agree, severally and not jointly, to purchase such Optional Securities. Such Optional Securities shall be purchased for the account of each Underwriter in the same proportion as the number of Firm Securities set forth opposite such Underwriter's name bears to the total number of Firm Securities (subject to adjustment by CSFBC to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFBC to the Company.

                  Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "Optional Closing Date", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "Closing Date"), shall be determined by CSFBC but shall not be later than seven full business days after written notice of election to purchase Optional Securities is given. The Company will deliver the Optional Securities being purchased on each Optional Closing Date to the Representatives for the accounts of the several Underwriters, against payment of the purchase price therefor in Federal (same day) Funds by wire transfer to an account at a bank acceptable to CSFBC drawn to the order of the Company, at the above office of Sullivan & Cromwell. The certificates for the Optional Securities being purchased on each Optional Closing Date will be in definitive form, in such denominations and registered in such names as CSFBC requests upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the New York office of Harris Trust and Savings Bank at a reasonable time in advance of such Optional Closing Date.

                  4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

                  5.  Certain   Agreements   of  the  Company  and  the  Selling
Stockholders. The Company agrees with the several Underwriters and the Selling Stockholders that:

                  (a) The Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by CSFBC, subpara graph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of Registration Statement No. 333-52481.

                  The Company will advise CSFBC promptly of any such filing pursuant to Rule 424(b).

                  (b) The Company will advise CSFBC promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplementation without CSFBC's consent; and the Company will also advise CSFBC promptly of any amendment or supplementation of a Registration Statement or of the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

                  (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify CSFBC of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement that will correct such statement or omission or an amendment that will effect such compliance. Neither CSFBC's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

                  (d)   [reserved]

                  (e) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of Registration Statement No. 333-52481 which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes the Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

                  (f) The Company will furnish to the Representatives copies of each Registration Statement (seven of which will be signed, or will be photocopies of signed ones in the case of Registration Statement No. 333-52481, and will include all exhibits), each related preliminary prospectus and, so long as delivery of a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as CSFBC requests. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

                  (g) The Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and will continue such qualifications in effect so long as required for the distribution; provided, that the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process or to subject itself to taxation generally in any jurisdiction.

                  (h) During the period of five years hereafter, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representatives (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Securities Exchange Act of 1934 or mailed to stockholders, and (ii) from time to time, such other information concerning the Company as CSFBC may reasonably request.

                  (i) For a period of 120 days after the date of the initial public offering of the Offered Securities, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of its Securities, or securities convertible into or exchangeable or exercisable for any Securities, or disclose the intention to make any such offer, sale, pledge, disposal or filing, without the prior written consent of CSFBC, except with respect to private issuances of Securities (or securities convertible into or exchangeable for Securities) or in connection with acquisitions, if the holders thereof agree to be bound by the foregoing 120-day restriction to the same extent as the Company, grants of employee stock options pursuant to the terms of a plan in effect on the date hereof, issuances of Securities pursuant to the exercise of stock options outstanding on the date hereof or granted pursuant to the terms of a plan in effect on the date hereof, issuances of Securities pursuant to any dividend reinvestment plan of the Company or issuances of Securities upon conversion of Class B Common Stock or Class C Common Stock.

                  (j) The Company will apply the proceeds to it from the sale of the Offered Securities as described in the Prospectus.

         The Company and each Selling Stockholder agree with the several Underwriters that the Company will pay all expenses incident to the performance of the obligations of the Company and the Selling Stockholders under this Agreement, and will reimburse the Underwriters (if and to the extent incurred by them) for any filing fees and other expenses (including fees and disbursements of counsel) incurred by them in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and the printing of memoranda relating thereto, for the filing fee of the National Association of Securities Dealers, Inc. relating to the Offered Securities, for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities, for any transfer taxes on the sale by the Selling Stockholders of the Offered Securities to the Underwriters (the Selling Stockholders being responsible for the payment of any of such transfer taxes) and for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters.

         Each  Selling  Stockholder  agrees  to  deliver  to  CSFBC,  attention:
Transactions Advisory Group, on or prior to the First Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

         Each Selling Stockholder agrees, for a period of 120 days after the date of the initial public offering of the Offered Securities, not to offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any additional shares of Securities (or securities convertible into or exchangeable or exercisable for any securities), or disclose the intention to make any such offer, sale, pledge or disposal, without the prior written consent of CSFBC, except as otherwise contemplated under those certain "lock-up" letters delivered in connection herewith by such Selling Stockholder to the Company and the Representatives.

                  6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of their obligations hereunder and to the following additional conditions precedent:

                  (a) The Representatives shall have received a letter, dated the date of delivery thereof (which shall be on or prior to the date of this Agreement), of Deloitte & Touche LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating in effect that:

                           (i) in their  opinion the  financial  statements  and
                  schedules examined by them and included in the Registration Statements comply in form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regula tions;

                           (ii) they have performed the procedures  specified by
                  the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements included in the Registration Statements;

                           (iii) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim consolidated financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                                    (A) the  selected  combined  financial  data
                           included in the Prospectus for each of the three years ended December 31, 1997 do not agree with, or were not properly derived from, the amounts set forth in each of the constituent companies' selected financial data included in the Prospectus for those same periods;

                                    (B) the selected  financial data included in
                           the Prospectus for each of the three years ended December 31, 1997 do not agree with, or were not properly derived from, the amounts set forth in the audited financial statements of the Company for those same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statements included in the Prospectus;

                                    (C)  the  unaudited   financial   statements
                           included in the Registration Statements do not comply in form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                                    (D)  the  unaudited  consolidated  financial
                           statements for the three month periods ended March 31, 1998 and March 31, 1997 included in the Prospectus do not agree with the amounts set forth in the unaudited financial statements for those same periods or were not determined on a basis substantially consistent with that of the audited consolidated financial statements; at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than five days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term debt or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets or net assets, as compared with amounts shown on the latest balance sheet included in the Prospectus;

                                    (E) for the period from the closing  date of
                           the latest statement of operations included in the Prospectus to the closing date of the latest available statement of operations read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest Consolidated Statement of Operations included in the Prospectus, in consolidated net revenues, operating income (defined as net revenues less operating expenses, excluding depreciation, amortization and corporate expenses) or in other income and expense, net, or in the total or per share amounts of consolidated net income; or

                                    (F) the pro forma  financial  data set forth
                           in the Prospectus does not comply in form in all material respects to the applicable accounting requirements of the Act and the related Rules and Regulations or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of that data; except in all cases set forth in clauses (D) and (E) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                        (iv) they have  compared  specified  dollar  amounts (or
                  percentages derived from such dollar amounts) and other financial information contained or incorporated by reference in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company, its subsidiaries and other entities whose financial statements are included in the Prospectus subject to the internal controls of the Company's or such entities' accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

                  (b) The Representatives shall have received letters, dated the date of delivery thereof (which shall be on or prior to the date of this Agreement), of Pressman Ciocca Smith LLP, Rooney, Ida, Nolt & Ahern, KPMG Peat Marwick LLP and Ernst & Young LLP, in each case confirming that they are independent public accountants within the meaning of the Act and the applicable Rules and Regulations thereunder, and stating in effect that:

                         (i) in  their  opinion  the  financial  statements  and
                  schedules examined by them and included in the Registration Statements comply in form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations; and

                        (ii) they have  compared  specified  dollar  amounts (or
                  percentages derived from such dollar amounts) and other financial information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the entity whose financial statements they have audited subject to the internal controls of such entity's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

                  (c) The Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of either Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of any Selling Stockholder, the Company or the Representatives, shall be contemplated by the Commission.

                  (d) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company or any of its subsidiaries which, in the judgment of a majority in interest of the Underwriters including the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company, by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Under writers including the Representatives, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

                  (e) The Representatives shall have received an opinion, dated such Closing Date, of Sullivan & Worcester LLP, counsel for the Company, to the effect that:

                           (i) Each of the Company and the  subsidiaries  listed
                  on Annex I hereto has been duly incorporated (or formed, as the case may be) and each of the Company and its subsidiaries is an existing corporation (or limited partnership or limited liability company, as the case may be) in good standing under the laws of the jurisdiction of its incorporation or formation, with corporate, partnership or limited liability company power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation (or other entity) in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not individually or in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole;

                           (ii) Each of the ATC Merger, and the merger of a wholly-owned subsidiary of CBS Corporation with and into American Radio Systems Corporation has previously become effective;

                           (iii)  The  Offered  Securities   delivered  on  such
                  Closing Date and all other outstanding shares of all classes of the capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and conform to the descrip tion thereof contained in the Prospectus under the caption "Description of Capital Stock"; and the stockholders of the Company have no preemptive rights with respect to the Offered Securities;

                           (iv) Except as described in the Prospectus, there are
                  no  contracts,  agreements  or  understandings  known  to such counsel between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act;

                           (v) Each of the Credit  Agreements,  each dated as of
                  June 16, 1998, among the Company, American Tower Systems (Delaware), Inc. and American Tower Systems L.P., respectively, Toronto Dominion (Texas) Inc., as Administrative Agent, and the other lenders under each such agreement,
                  (collectively, the "Credit Agreements") has been duly authorized, executed and delivered by the Company and its subsidiaries party thereto and, constitutes a valid and legally binding obligation of the Company and its subsidiaries party thereto, as the case may be, enforceable in accordance with its terms against the Company and its subsidiaries thereto, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                           (vi) No consent,  approval,  authorization,  order or
                  waiver of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Offered Securities, except such as have been obtained or made under the Act or under state securities laws or such as may be required under the Communications Act of 1934, as amended (the "Communications Act") (as to which such counsel need express no opinion);

                           (vii) The execution, delivery and performance of this
                  Agreement and the consummation of the transactions herein or therein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Company, or any subsidiary of the Company or any of their properties, or, to such counsel's knowledge, any agreement or instrument to which the Company or any subsidiary of the Company is a party or by which the Company or any subsidiary of the Company is bound including, but not limited to, the Credit Agreements, and the Registration Rights Agreement, dated as of January 22, 1998, among the Company and the stockholders named therein, or to which any of the properties of the Company or any subsidiary of the Company is subject, or the charter or by-laws or other constituent document of the Company or any subsidiary of the Company, except that such counsel need not express any opinion with respect to the Communications Act or the rules, regulations and orders of the Federal Communications Commission (the "FCC") promulgated thereunder;

                           (viii)  Registration   Statement  No.  333-52481  was
                  declared effective under the Act as of the date and time specified in such opinion, Registration Statement No. 333-52481, satisfying the requirements of Rule 462(b), was filed and became effective under the Act as of the date and (if determinable) time specified in such opinion, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Initial
                  Registration   Statement   or  the   Additional   Registration
                  Statement  (as the  case  may  be),  and,  to the  best of the knowledge of such counsel, no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and each Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations; such counsel have no reason to believe that any part of a Registration Statement or any amendment thereto, as of its effective date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; or that the Prospectus or any amendment or supplement thereto, as of its issue date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the descriptions in each Registration Statement and the Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate in all material respects and fairly present the information required to be shown; and such counsel do not know of any legal or governmental proceedings required to be described in either Registration Statement or the Prospectus which are not described as required or of any contracts or documents of a character required to be described in either Registration
                  Statement or the Prospectus or to be filed as exhibits to either Registration Statement which are not described and filed as required; it being understood that such counsel need express no opinion as to the financial statements and schedules or other financial data contained in either Registration Statement or the Prospectus, except that such counsel need not express any opinion with respect to the Communications Act or the rules, regulations and orders of the FCC promulgated thereunder; and

                           (ix)  This   Agreement  has  been  duly   authorized,
                  executed and delivered by the Company.

                  (f) The Representatives shall have received an opinion, dated such Closing Date, of Dow, Lohnes & Albertson, FCC counsel to the Company, to the effect that:

                           (i) No  consent,  approval,  authorization,  order or
                  waiver of, or filing with, the FCC is required under the Communications Act and the published policies, rules and regulations of the FCC to be obtained or made by the Company or any subsidiary of the Company for the consummation of the transactions described in the Prospectus as necessary to effectuate the issuance of the Offered Securities to be sold by the Company, the sale of the Offered Securities by the Company and the Selling Stockholders, the public offering thereof by the Underwriters and the execution, delivery and performance of the Underwriting Agreement (provided that such counsel shall not be required to undertake any examination of, or to opine with respect to, the qualifications or ownership interests of the stockholders of the Company or of any parties that may purchase securities in connection with such transaction);

                           (ii) The execution,  delivery and performance of this
                  Agreement, the issuance of the Offered Securities to be sold by the Company, the sale of the Offered Securities by the Company and the Selling Stockholders and the public offering thereof by the Underwriters, do not and will not violate any of the terms or provisions of, or constitute a default under
                  (i) the Communications Act or any FCC regulation, rule, policy or order, (ii) the FCC licenses held by the Company or any subsidiary of the Company (provided that such counsel shall not be required to undertake any examination of, or to opine with respect to, the qualifications or ownership interests of the stockholders of the Company or of any parties that may purchase securities in connection with such transaction);

                           (iii) To the knowledge of such counsel,  there are no
                  administrative or judicial proceedings pending before, or threatened by, the FCC with respect to the Company or any subsidiary of the Company, or any towers owned or operated by the Company or any subsidiary of the Company which, if determined adversely, individually or in the aggregate, could reasonably be expected to have a material adverse effect upon the Company and its subsidiaries taken on a whole.

                  (g) The Representatives shall have received an opinion, of counsel each of the Selling Stockholders as contemplated by and dated the date of the Power of Attorney and the opinion of such counsel substantially to the effect that each Selling Stockholder had valid and unencumbered title to the Offered Securities delivered by such Selling Stockholder on such Closing Date and had full right, power and authority to sell, assign, transfer and deliver the Offered Securities to be delivered by such Selling Stockholder on such Closing Date hereunder; and the several Underwriters have acquired valid and unencumbered title to the Offered Securities purchased by them from the Selling Stockholders hereunder.

                  (h) The Representatives shall have received from Sullivan & Cromwell, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the incorpora tion of the Company, the validity of the Offered Securities delivered on such Closing Date, the Registration Statements, the Prospectus and other related matters as the Representatives may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (i) The  Representatives  shall have  received a  certificate, dated such Closing Date, of the Chief Executive Officer of the Company and the Chief Financial Officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Company in this Agreement are true and correct, that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date, that no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission, that, subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Prospectus or as described in such certificate, and that any additional Registration Statement was filed pursuant to Rule 462(b) under the Act, including payment of the applicable filing fee in accordance with Rule 111(a); such registration statement satisfied the requirements of subparagraphs (1) and (3) of Rule 462(b); such registration statement was filed prior to the time the Prospectus was printed and distributed; and no document has been prepared or distributed in reliance on Rule 434 under the Act.

                  (j) The Representatives shall have received letters, dated such Closing Date, of Deloitte & Touche LLP, Pressman Ciocca Smith LLP, Rooney, Ida, Nolt & Ahern, KPMG Peat Marwick LLP and Ernst & Young LLP which meets the requirements of subsections (a) and (b), respectively, of this Section, except that the specified date referred to in such subsections will be a date not more than five days prior to such Closing Date for the purposes of this subsection.

                  (k) The Securities to be delivered on such Closing Date shall have been approved for listing on NYSE, subject, in the case of Offered Securities being sold by the Company, only to official notice of issuance.

The Selling Stockholders and the Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. CSFBC may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

                  7. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein. The foregoing indemnity agreement with respect to any untrue statement or omission in the Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Offered Securities if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person at or prior to the written confirmation of the sale of the Offered Securities to such person, and the Prospectus (as amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities.

                  (b) Each Selling Stockholder,  severally and not jointly, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Selling Stockholders will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by an Underwriter through the Representatives specifically for use therein; provided, further, that a Selling Stockholder shall only be subject to such liability to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder specifically for use therein. The foregoing indemnity agreement with respect to any untrue statement or omission in the Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Offered Securities if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person at or prior to the written confirmation of the sale of the Offered Securities to such person, and the Prospectus (as amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities. In no event, however, shall the liability of any Selling Stockholder for indemnification under this Section 7(b) exceed the lesser of (i) the proceeds received by such Selling Stockholder from the Underwriters in the Offering and (ii) that portion of the total losses, claims, damages and liabilities for which the Underwriters and any controlling persons may be subject to indemnification hereunder equal to the ratio of the total number of Offered Securities sold hereunder by such Selling Stockholder as compared to the total Offered Securities sold hereunder by all Selling Stockholders.

                  (c) Each Underwriter will severally and not jointly indemnify and hold harmless the Company and each Selling Stockholder against any losses, claims, damages or liabilities to which the Company or such Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company and each Selling Stockholder in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

                  (d) Promptly after receipt by an indemnified party under this Section or Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under subsection (a), (b) or (c) above or Section 9, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a), (b) or
(c) above or Section 9. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section or Section 9, as the case may be, for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

                  (e) If the  indemnification  provided  for in this  Section or
Section 9 is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above or Section 9, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above or Section 9 (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Selling Stockholders and the Underwriters from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the Selling Stockholders and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company, the Selling Stockholders and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and no Selling Stockholder shall be require to contribute any amount in excess of the amount of the proceeds received by such Selling Stockholder from the Underwriters in the Offering. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' and the Selling

Stockholders' obligations in this subsection (e) to contribute are several in proportion to their respective obligations and not joint.

                  (f) The obligations of the Company and the Selling Stockholders under this Section or Section 9 shall be in addition to any liability which the Company and the Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter or the QIU (as hereinafter defined) within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

                  8. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First or any Optional Closing Date and the aggregate number of shares of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, CSFBC may make arrangements satisfactory to the Company and the Selling Stockholders for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of the Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CSFBC, the Company and the Selling Stockholders for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders, except as provided in Section 10 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

                  9. Qualified Independent Underwriter. The Company hereby confirms that at its request Bear, Stearns & Co. Inc. has without compensation acted as "qualified independent underwriter" (in such capacity, the "QIU") within the meaning of Rule 2720 of the Conduct Rules of the National Association of Securities Dealers, Inc. in connection with the offering of the Offered Securities. The Company will indemnify and hold harmless the QIU against any losses, claims, damages or liabilities, joint or several, to which the QIU may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the QIU's acting (or alleged failing to act) as such "qualified independent underwriter" and will reimburse the QIU for any legal or other expenses reasonably incurred by the QIU in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

                  10. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Selling Stockholders, of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, any Selling Stockholder and the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company and the Selling Stockholders shall remain responsible for the expenses to be paid or reimbursed by them pursuant to Section 5 the respective obligations of the Company, the Selling Stockholders, and the Underwriters pursuant to Section 7 and the obligations of the Company and the Selling Stockholders pursuant to
Section 9 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv) or (v) of Section 6(d), the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

                  11. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representatives, c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Investment Banking Department--Transactions Advisory Group; if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 116 Huntington Avenue, Boston, MA 02116, Attention: Steven B. Dodge or, if sent to the Selling Stockholders or any of them, will be mailed, delivered or telegraphed and confirmed c/o with respect to Selling Stockholders listed on Schedule A, Steven Dodge, with respect to Selling Stockholders listed on Schedule B, Fred Lummis, in each case at 116 Huntington Avenue, Boston, MA, 02116, provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

                  12.  Successors.  This  Agreement will inure to the benefit of and be binding upon the parties hereto and their respective personal representatives and successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

                  13. Representation. The Representatives will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by the Representatives jointly or by CSFBC will be binding upon all the Underwriters. Steven Dodge or Thomas Stoner as attorneys-in-fact, will act for the Selling Stockholders listed on Schedule A and Fred Lummis as attorney-in-fact, will act for the Selling
Stockholders listed on Schedule B, in each case, in connection with such transactions, and any action under or in respect of this Agreement taken by any of them will be binding upon all the Selling Stockholders.

                  14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

                  15. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

                  The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

                  If the foregoing is in accordance with the Representatives' understanding of our agreement, kindly sign and return to us three of the counterparts hereof, whereupon it will become a binding agreement among the Company, the Selling Stockholders and the several Underwriters in accordance with its terms.

                           Very truly yours,

                           AMERICAN TOWER CORPORATION


                           By: \s\ Steven B. Dodge
                              Name: Steven B. Dodge
                              Title: President and Chief Executive Officer


                           Each of The Selling Stockholders Listed on
                            Schedule A Hereto


                           By: \s\ Steven B. Dodge
                                    Attorney-in-fact

                           Each of The Selling Stockholders Listed on
                            Schedule B Hereto


                           By: \s\ Fred R. Lummis
                                      Attorney-in-fact

The foregoing  Underwriting Agreement
  is hereby confirmed and accepted
  as of the date first above written.

         CREDIT SUISSE FIRST BOSTON CORPORATION,
         BT ALEX. BROWN INCORPORATED,
         LEHMAN BROTHERS INCORPORATED,
         MORGAN STANLEY & CO. INCORPORATED,
         BEAR, STEARNS & CO. INC.,
         MERRILL LYNCH, PIERCE, FENNER & SMITH
                              INCORPORATED and
         SMITH BARNEY, INC.

                  Acting on behalf of themselves and as
                    the Representatives of the several
                    Underwriters.

         By  Credit Suisse First Boston Corporation


         By: \s\  Kristin M. Allen
                Name: Kristin Allen
                Title:   Managing Director

                                           SCHEDULE A



                                                             Number of
                                                          Firm Securities
Selling Stockholder                                         to be Sold
-------------------                                        -------------
Douglas Wiest                                                    8,888
Dan King Brainard                                               88,889
The Gearon Family Trust                                         71,111
Karen Edward Kwilosz                                            66,666
Melham Inc.                                                    172,537
Mayfirst Associates Ltd.                                       108,377
Scott R. McQueen                                               204,375
Randall T. Odeneal                                             179,375
Charlton H. Buckley                                            300,000
                                                             ---------
         Total                                               1,200,218
                                                             =========

                                           SCHEDULE B



                                                                   Number of
                                                                Firm Securities
Selling Stockholder                                               to be Sold
-------------------                                            -------------
Arnold 1994 Limited Partnership                                     192,671
Arnold Family Limited Partnership                                   192,671
BOCP II, Limited Liability Company                                1,014,607
Equus Equity Appreciation Fund, L.P.                                732,151
William R. Lummis                                                   202,305
Ransom C. Lummis                                                     25,457
Isabel Stude Lummis                                                   6,557
Summit Capital Inc.                                                 289,007
Ann Isabel Stude Trust                                               19,267
                                                                  ---------
         Total                                                    2,674,693
                                                                  =========

                                   SCHEDULE C


                                                               Number of
                                                            Firm Securities
                                                                 to be
                      Underwriter                              Purchased
                      -----------                              ---------

Credit Suisse First Boston Corporation                          7,343,730
BT Alex. Brown Incorporated                                     4,406,236
Lehman Brothers Incorporated                                    4,406,236
Morgan Stanley & Co. Incorporated                               4,406,236
Bear, Stearns & Co. Inc.                                        2,937,491
Merrill Lynch, Pierce Fenner & Smith
                  Incorporated                                  2,937,491
Smith Barney Inc.                                               2,937,491
                                                               ----------
         Total
                                                               29,374,911
                                                               ==========

                                     ANNEX I


American Tower Systems (Delaware), Inc.
ATS Merger Corporation
ATSC Holding, Inc.
ATSC Operating Inc.
ATSC GP Inc.
ATSC LP, Inc.
American Tower Systems, L.P.